Exhibit 99.2

Quarterly Financial Supplement

FOR THE QUARTER ENDED DECEMBER 31, 2015

ddr

Think Retail. Create Value.

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 9

Asset Summary
Portfolio Summary	10
Portfolio Detail	11
Leasing Summary	12
Top 50 Tenants	13
Top 50 Assets by ABR at DDR Share	14

Investments
Transactions	15
Developments/Redevelopments	16

Joint Ventures
Summary	17
Income Statement	18
Balance Sheet	19

Balance Sheet Summary
Capital Structure	20
Debt/EBITDA	21
Debt Summary	22
Consolidated Debt Detail	23 - 24
Unconsolidated Debt Detail	25 - 26

Analyst Information and Reporting Policies
Analyst Coverage	27
Notable Policies	28 - 29

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three months ended December 31, 2015. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 6.0% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $1.23

FOR THE YEAR ENDED DECEMBER 31, 2015

BEACHWOOD, OHIO, February 11, 2016 – DDR Corp. (NYSE: DDR) today announced operating results for the fourth quarter and year ended December 31, 2015.

Financial Highlights

•	Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $1.9 million to $114.1 million, or $0.31 per diluted share, compared to $112.2 million, or $0.31 per diluted share, for the prior-year comparable period.

•	Fourth quarter net income attributable to common shareholders was $87.9 million, or $0.24 per diluted share, compared to net loss of $16.3 million, or $0.05 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same-store net operating income growth of 3.4% on a pro rata basis

•	Executed 290 new leases and renewals for 2.5 million square feet

•	Generated new leasing spreads of 24.5% and renewal leasing spreads of 7.0%, both on a pro rata basis

•	Increased the portfolio leased rate by 20 basis points to 96.0% at December 31, 2015, from 95.8% at September 30, 2015, on a pro rata basis

•	Closed on a new joint venture with Blackstone that acquired six shopping centers with a total investment of $96 million at DDR’s share

•	Acquired one prime power center in Orlando for $67 million

•	Sold nine operating assets and three non-operating assets totaling $211 million at DDR’s share

•	Issued $400 million aggregate principal amount of 4.25% senior unsecured notes due 2026 and redeemed $350 million of senior convertible notes

2015 Year-End Highlights

•	Generated Operating FFO of $1.23 per diluted share for the full year 2015, an increase of 6.0% compared to 2014

•	Acquired 10 shopping centers and three outparcels for $326 million at DDR’s share

•	Sold 66 operating assets and eight non-operating assets for $569 million at DDR’s share

•	Executed 1,330 new leases and renewals for 10.9 million square feet in 2015

•	The portfolio leased rate was 96.0% at December 31, 2015 and 2014, on a pro rata basis

•	Increased the annualized base rent per occupied square foot by 4.1% on a pro rata basis to $14.76 at December 31, 2015, from $14.15 at December 31, 2014

•	Generated new leasing spreads for the full year 2015 of 22.0% and renewal leasing spreads of 7.0%, both on a pro rata basis

“I am pleased to report another year of positive results and portfolio improvement. I am extremely proud of the efforts of our team in 2015. Our portfolio evolution is evident in our operating statistics, as same-store net operating income grew 3.1% in 2015, above the high end of our original guidance range. The operating figures translated into strong earnings and dividend growth in excess of 6%, and 10%, respectively, which highlights our team’s focus on best positioning DDR for long-term growth,” commented David J. Oakes, president and chief executive officer of DDR.

2016 Guidance

There has been no change in guidance since the initial release on January 4, 2016. The Company continues to estimate Operating and NAREIT defined FFO for 2016 between $1.19 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months and year ended December 31, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 367 value-oriented shopping centers representing 115 million square feet in 38 states and Puerto Rico. The Company’s portfolio is comprised primarily of large-format power centers located in top markets across the United States, and is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, February 12, 2016, at 10:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	4Q15	4Q14	12M15	12M14
Revenues:
Minimum rents (1)	$179,154	$181,081	$719,737	$688,556
Percentage rent	2,675	2,459	6,267	5,231
Recoveries	58,703	59,040	246,719	230,987
Ancillary income	5,525	5,824	19,038	24,288
Other revenues (2)	473	153	3,339	4,706

	246,530	248,557	995,100	953,768
Expenses (3):
Operating and maintenance	33,893	35,355	144,611	142,336
Real estate taxes	36,271	34,729	149,082	138,771

	70,164	70,084	293,693	281,107

Net operating income	176,366	178,473	701,407	672,661

Other income (expense):
Fee income	8,258	8,211	32,971	31,907
Interest income	7,510	6,989	29,213	15,927
Interest expense (4)	(59,203)	(61,014)	(241,727)	(237,120)
Depreciation and amortization	(102,575)	(106,732)	(402,045)	(402,825)
General and administrative (5)	(17,920)	(25,606)	(73,382)	(84,484)
Other income (expense), net (6)	(439)	(1,221)	(1,739)	(12,262)
Impairment charges (7)	0	(11,055)	(279,021)	(29,175)

Income (loss) before earnings from equity method investments and other items	11,997	(11,955)	(234,323)	(45,371)
Equity in net (loss) income of joint ventures	(5,486)	748	(3,135)	10,989
Impairment of joint venture investments	(1,909)	(21,552)	(1,909)	(30,652)
Gain on sale and change in control of interests, net	0	183	7,772	87,996
Income from discontinued operations (8)	0	21,471	0	89,398
Tax expense	(285)	(742)	(6,286)	(1,855)
Gain on disposition of real estate, net of tax	89,417	415	167,571	3,060

Net income (loss)	93,734	(11,432)	(70,310)	113,565
Non-controlling interests (9)	(268)	732	(1,858)	3,717

Net income (loss) attributable to DDR	93,466	(10,700)	(72,168)	117,282
Write-off of preferred share original issuance costs	0	0	0	(1,943)
Preferred dividends	(5,594)	(5,594)	(22,375)	(24,054)

Net income (loss) attributable to Common Shareholders	87,872	(16,294)	(94,543)	91,285

FFO:
Net income (loss) attributable to common shareholders	87,872	(16,294)	(94,543)	91,285
Depreciation and amortization of real estate investments	100,582	105,887	393,847	410,172
Equity in net loss (income) of joint ventures	5,486	(748)	3,135	(10,989)
Impairment of depreciable joint venture investments	1,909	0	1,909	0
Joint ventures’ FFO	6,465	5,836	27,579	30,344
Non-controlling interests (OP units)	69	223	635	732
Impairment of depreciable real estate	0	7,555	179,748	19,412
Gain on disposition of depreciable real estate, net	(85,728)	(21,565)	(164,010)	(181,319)

FFO attributable to Common Shareholders	116,655	80,894	348,300	359,637
Non-operating items, net (10)	(2,533)	31,311	97,890	60,756
Operating FFO	$114,122	$112,205	$446,190	$420,393

FFO per share – Diluted (11)	$0.32	$0.22	$0.96	$1.00
Operating FFO per share – Diluted (11)	$0.31	$0.31	$1.23	$1.16

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Year End
	4Q15	4Q14
Assets:
Land	$2,184,145	$2,208,468
Buildings	6,965,632	7,087,040
Fixtures and tenant improvements	743,037	645,035

	9,892,814	9,940,543
Less: Accumulated depreciation	(2,062,899)	(1,909,585)

	7,829,915	8,030,958
Construction in progress and land	235,385	395,242

Real estate, net	8,065,300	8,426,200

Investments in and advances to joint ventures	72,576	109,538
Preferred equity interest	395,156	305,310
Cash	22,416	20,937
Restricted cash	10,104	11,375
Notes receivable, net	42,534	56,245
Receivables, including straight-line rent, net	129,089	132,661
Other assets, net (12), (13)	359,913	457,146

Total Assets	9,097,088	9,519,412

Liabilities and Equity:
Revolving credit facilities	210,000	29,009
Unsecured debt (13)	3,149,188	2,752,394
Unsecured term loan (13)	397,934	347,883
Mortgage and other secured debt (13)	1,382,415	2,082,938

	5,139,537	5,212,224
Dividends payable	68,604	61,468
Other liabilities (14)	425,478	448,192

Total Liabilities	5,633,619	5,721,884

Preferred shares	350,000	350,000
Common shares	36,529	36,071
Paid-in capital	5,466,511	5,438,778
Accumulated distributions in excess of net income	(2,391,793)	(2,047,212)
Deferred compensation obligation	15,537	16,609
Accumulated other comprehensive income	(6,283)	(7,352)
Less: Common shares in treasury at cost	(15,316)	(16,646)
Non-controlling interests	8,284	27,280

Total Equity	3,463,469	3,797,528

Total Liabilities and Equity	$9,097,088	$9,519,412

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	4Q15	4Q14	12M15	12M14
Revenues:
Minimum rents	$95,265	$99,018	$392,657	$359,140
Percentage rent	1,106	858	2,431	1,909
Recoveries	29,087	27,256	119,321	91,917
Other revenues	1,875	1,700	10,288	32,798

	127,333	128,832	524,697	485,764
Expenses:
Operating and maintenance	31,376	28,810	125,589	112,800
Real estate taxes	17,509	17,040	70,368	54,891

	48,885	45,850	195,957	167,691

Net operating income	78,448	82,982	328,740	318,073

Other income (expense):
Interest expense	(33,003)	(42,306)	(140,701)	(171,803)
Depreciation and amortization	(49,648)	(44,485)	(207,816)	(151,651)
Impairment charges	(52,252)	(20,983)	(52,700)	(21,583)
Tax expense	0	0	0	(6,565)
Other income (expense), net	(6,020)	(15,285)	(7,193)	(18,249)

	(140,923)	(123,059)	(408,410)	(369,851)
Loss from continuing operations	(62,475)	(40,077)	(79,670)	(51,778)
Gain (loss) from discontinued operations	0	3,151	0	(13,955)
Gain on disposition of discontinued operations, net	0	26,797	0	55,020
Gain on disposition of real estate, net	21,385	6,283	17,188	10,116
Non-controlling interests	0	0	0	(2,022)

Net loss attributable to unconsolidated joint ventures	(41,090)	(3,846)	(62,482)	(2,619)
Depreciation and amortization of real estate investments	49,648	46,647	207,816	164,668
Impairment of depreciable real estate	52,252	20,983	52,700	32,675
Gain on disposition of depreciable real estate, net	(21,385)	(33,080)	(17,188)	(65,045)

FFO	39,425	30,704	180,846	129,679
FFO at DDR’s ownership interests	6,465	5,836	27,579	30,344
Operating FFO at DDR’s ownership interests	6,667	6,771	27,829	31,414

Net (loss) income at DDR’s ownership interests	(6,694)	(264)	(5,289)	9,218
Basis differences	1,208	1,012	2,154	1,771

Equity in net (loss) income of joint ventures	($5,486)	$748	($3,135)	$10,989

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Year End
	4Q15	4Q14
Assets:
Land	$1,343,889	$1,439,849
Buildings	3,551,227	3,854,585
Fixtures and tenant improvements	191,581	200,696

	5,086,697	5,495,130
Less: Accumulated depreciation	(817,235)	(773,256)

	4,269,462	4,721,874
Land held for development and construction in progress	52,390	55,698

Real estate, net	4,321,852	4,777,572
Cash and restricted cash	58,916	100,812
Receivables, including straight-line rent, net	52,768	80,508
Other assets, net	318,546	376,540

Total Assets	4,752,082	5,335,432

Liabilities and Equity:
Mortgage debt	3,177,603	3,534,553
Notes and accrued interest payable to DDR	1,556	144,831
Other liabilities	219,799	276,998

Total Liabilities	3,398,958	3,956,382

Redeemable preferred equity	395,156	305,310
Accumulated equity	957,968	1,073,740

Total Liabilities and Equity	$4,752,082	$5,335,432

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(1)	Minimum rents:
	Straight-line rent, net	$1.5	$1.9	$5.3	$5.9
	Below-market rent, net	0.7	0.4	2.9	1.3
	Ground lease revenue	9.5	9.2	37.4	33.7

(2)	Other revenues:
	Lease termination fees	0.5	0.0	2.8	4.1
	Other miscellaneous	0.0	0.1	0.5	0.6

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(64.2)	(64.1)	(268.3)	(251.7)
	Non-recoverable expenses (2014 excludes sold assets)	(6.0)	(6.0)	(25.4)	(29.4)
	Straight-line ground rent expense	(0.1)	(0.3)	(0.5)	(1.1)
	Expensed costs of suspended developments	(0.1)	(0.5)	(0.5)	(1.3)

(4)	Non-cash interest expense:
	Convertible debt accretion	(1.0)	(2.9)	(9.9)	(11.4)
	Debt fair value amortization	1.6	5.4	14.4	17.9
	Loan cost amortization	(2.3)	(2.5)	(9.6)	(12.0)
	Interest expense (capitalized)	1.5	2.0	6.7	8.7

(5)	General and administrative expenses:
	Executive separation charges	(0.3)	(5.4)	(2.6)	(5.6)
	Stock compensation expenses	(1.4)	(1.9)	(6.6)	(7.7)
	Internal leasing expenses	(2.0)	(1.6)	(7.5)	(7.1)
	Construction administrative costs (capitalized)	2.1	2.5	9.1	9.9

(6)	Other income (expense):
	Transactions and other, net	(0.3)	(0.8)	(0.7)	(9.7)
	Litigation expenses	(0.0)	(1.0)	(0.0)	(3.2)
	Debt extinguishment, net	(0.1)	0.6	(1.0)	0.6

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(7.6)	(179.7)	(19.5)
	Land previously held for development	(0.0)	(3.5)	(99.3)	(18.6)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(8)	Discontinued operations:
	Revenues	n/a	$3.2	n/a	$39.5
	Expenses	n/a	(2.0)	n/a	(21.0)
	Impairments	n/a	(0.0)	n/a	(8.9)
	Depreciation	n/a	(1.4)	n/a	(16.2)
	Gain on disposition of real estate, net	n/a	21.7	n/a	96.0

	Net income	n/a	21.5	n/a	89.4

	Note: Presented only for 2014 as DDR adopted new accounting guidance on January 1, 2015, which changed the definition for reporting.

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.2)	0.9	(1.4)	2.8
	Operating FFO attributable to non-controlling interests	(0.2)	(0.1)	(1.0)	(0.8)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	25.0	99.3	49.3
	Executive separation charges	0.3	5.4	2.6	5.6
	Transaction, debt extinguishment, litigation, other, net	0.7	1.8	2.3	13.7
	Joint ventures – transaction, currency, other	0.2	0.9	0.2	1.1
	Non-cash gain on sale and change in control of interests, net	0.0	(0.3)	(7.8)	(4.3)
	Tax expense (primarily Puerto Rico restructuring)	0.0	0.0	4.4	0.0
	Gain on sale of non-depreciable real estate, net	(3.7)	(1.5)	(3.1)	(6.5)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	0.0	1.9

		(2.5)	31.3	97.9	60.8

(11)	Outstanding per share information:
	Common shares (at quarter end)	365.3	360.7	365.3	360.7
	OP units (at quarter end)	0.4	1.4	0.4	1.4

	Total shares and units (at quarter end)	365.7	362.1	365.7	362.1
	Weighted average shares and units – Basic – EPS	362.7	359.0	360.9	358.1
	Assumed conversion of dilutive securities	2.5	0.0	0.0	0.0

	Weighted average shares and units – Diluted – EPS	365.2	359.0	360.9	358.1
	Weighted average shares and units – Basic – FFO & OFFO	364.0	361.9	362.9	360.6
	Assumed conversion of dilutive securities	0.4	0.5	0.4	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	364.4	362.4	363.3	361.1
	Earnings per common share – Basic & Diluted	$0.24	$(0.05)	$(0.27)	$0.25
	FFO per share – Basic & Diluted	$0.32	$0.22	$0.96	$1.00
	Operating FFO per share – Diluted	$0.31	$0.31	$1.23	$1.16
	Common stock dividends declared, per share	$0.1725	$0.155	$0.69	$0.62

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		4Q15	4Q14	12M15	12M14

(12)	Intangible assets, net (at year end)			$311.0	$389.2

(13)	Loan costs, net (at year end)			23.8	22.5

	Note: DDR adopted new accounting guidance, which changed the presentation requirements retroactively. Loan costs for term debt are now required to be presented as a direct deduction from the related debt liability rather than as an asset.

(14)	Below-market leases, net (at year end)			155.3	139.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$12.9	$8.5	$49.0	$39.0
	Maintenance – total	2.9	5.2	16.2	14.4
	Maintenance PSF of owned GLA – non reimbursable			0.13	0.14

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/15)			26.0
	Cost basis of headquarters (non-income producing at 12/31/15)			40.0

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

		At				At
		100%				DDR Share
Portfolio Metrics
Operating Centers		367				367
Owned GLA		76.6				52.6
Ground Lease GLA		7.0				5.0
Additional Unowned		31.9				31.9
Base Rent PSF		$14.48				$14.76
Leased Rate		95.6%				96.0%
Commenced Rate		94.3%				94.6%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	4Q15	4Q14	Change		4Q15	4Q14	Change
Same Store Leased Rate	95.6%	95.5%	0.1%		96.0%	95.9%	0.1%
Revenues:
Base Rents	$214.0	$209.2	2.3%		$167.7	$163.8	2.4%
Recoveries	69.6	67.5	3.1%		56.2	54.6	3.0%
Other	7.3	6.9	6.6%		6.0	5.6	7.5%

	290.9	283.5	2.6%		229.9	224.0	2.7%
Expenses:
Operating	(38.2)	(39.2)	-2.6%		(29.5)	(30.8)	-4.2%
Real Estate Taxes	(40.8)	(38.7)	5.5%		(32.8)	(31.0)	5.5%

	(79.0)	(77.9)	1.4%		(62.2)	(61.8)	0.7%

Same Store NOI	$211.9	$205.6	3.1%		$167.7	$162.1	3.4%
Non-Same Store NOI	42.9	55.9			20.5	28.9

	$254.8	$261.5			$188.2	$191.1

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$246.5	$248.6		DDR Share	$176.4	$178.5
Expenses	(70.2)	(70.1)		JV Share	(0.4)	(0.4)

	$176.4	$178.5			$176.0	$178.1
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$127.3	$128.8		Revenues	$19.1	$20.0
Expenses	(48.9)	(45.9)		Expenses	(6.9)	(7.0)

	$78.4	$83.0			$12.2	$13.0

Total	$254.8	$261.5		Total	$188.2	$191.1

DDR Corp.

Portfolio Detail (at 100% unless otherwise noted)

Lease Expiration Schedule

	Greater than 10,000 SF				Less than 10,000 SF

		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2016	105	$32.9	$10.89	3.2%	736	$42.6	$23.57	4.2%
2017	208	76.6	10.88	7.6%	893	54.5	23.77	5.4%
2018	229	81.3	11.64	8.0%	915	64.1	24.28	6.3%
2019	226	89.3	11.85	8.8%	677	45.4	23.97	4.5%
2020	200	75.8	12.11	7.5%	684	44.3	23.65	4.4%
2021	206	82.0	10.79	8.1%	329	26.4	23.97	2.6%
2022	124	47.3	11.08	4.7%	217	19.0	24.74	1.9%
2023	111	40.7	10.61	4.0%	175	16.3	24.38	1.6%
2024	100	35.3	12.15	3.5%	211	20.2	21.18	2.0%
2025	76	26.6	13.85	2.6%	173	15.7	24.66	1.5%

2016-2025	1,585	$587.8	$11.44	58.0%	5,010	$348.5	$24.01	34.4%
Total Rent Roll	1,684	$645.4	$11.69	63.6%	5,326	$368.8	$23.95	36.4%

	Annual Metrics				Leased Rate Breakdown at 100%

	Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
	YE 2015	367	95.6%	$14.48	< 5,000	87.1%	14.8%	43.2%
	YE 2014	415	95.7%	13.91	5,000-9,999	91.2%	8.7%	17.2%
	YE 2013	406	95.0%	13.35	> 10,000	97.7%	76.5%	39.6%

	YE 2012	444	94.1%	12.77	Total	95.6%	100.0%	100.0%
	YE 2011	422	93.3%	12.54
	YE 2010	476	92.3%	12.46	Leased Rate Breakdown at DDR Share
	YE 2009	534	91.2%	12.27
	YE 2008	611	92.6%	12.34		Leased	% of	% of
	YE 2007	619	95.8%	12.22	SF	Rate	GLA	Vacancy
	YE 2006	370	96.2%	11.57	< 5,000	87.4%	14.1%	44.7%
	YE 2005	379	96.3%	11.30	5,000-9,999	91.8%	8.7%	18.0%
	YE 2004	373	95.4%	11.13	> 10,000	98.1%	77.2%	37.3%

	YE 2003	274	95.1%	10.82	Total	96.0%	100.0%	100.0%
	YE 2002	189	95.9%	10.58
	YE 2001	192	95.4%	10.03	Portfolio Concentration at 100%
	YE 2000	190	96.9%	9.66
	YE 1999	186	95.7%	9.20		% of		% of
	YE 1998	159	96.5%	8.99		ABR	MSF	GLA

	YE 1997	123	96.1%	8.49	Florida	11.6%	10.2	12.2%
	YE 1996	112	94.8%	7.85	Georgia	9.3%	8.7	10.5%
	YE 1995	106	96.3%	7.60	Puerto Rico	7.6%	4.8	5.7%
	YE 1994	84	97.1%	5.89	Ohio	7.4%	6.7	8.0%
	YE 1993	69	96.2%	5.60	N. Carolina	6.7%	5.3	6.3%
	YE 1992	53	95.4%	5.37	California	5.3%	4.0	4.8%
					Illinois	4.5%	2.6	3.1%
					New Jersey	4.5%	3.2	3.9%
					New York	4.1%	4.5	5.4%
					Texas	4.1%	3.2	3.9%

DDR Corp.

Leasing Summary

Leases, GLA, and net effective rents at 100%

All other figures at DDR share

Leasing Activity

			New				Vacant < 12 months
	# of	GLA	Rent	Rent	Wtd Avg		# of	GLA
	Leases	(000)	PSF	Spread	Term (Years)		Leases	(000)
New Leases
1Q15	124	680	$16.88	26.9%	9.3		58	325
2Q15	146	835	20.35	25.4%	9.4		72	372
3Q15	139	693	19.70	12.3%	10.1		65	261
4Q15	106	566	17.53	24.5%	8.7		54	231

	515	2,774	$18.73	22.0%	9.4		249	1,189
Renewals
1Q15	165	1,931	$13.77	6.7%	5.6		165	1,931
2Q15	223	2,030	15.04	7.2%	5.6		223	2,030
3Q15	243	2,184	15.75	7.1%	5.2		243	2,184
4Q15	184	1,955	14.13	7.0%	5.0		184	1,955

	815	8,100	$14.70	7.0%	5.4		815	8,100
New + Renewals
1Q15	289	2,611	$14.61	9.7%	6.6		223	2,256
2Q15	369	2,865	16.63	10.2%	6.7		295	2,402
3Q15	382	2,877	16.87	7.9%	6.5		308	2,445
4Q15	290	2,521	15.15	9.8%	6.1		238	2,186

	1,330	10,874	$15.86	9.4%	6.5		1,064	9,289

Net Effective Rents

		GLA (1) (000)	Base Rent PSF	Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q15		578	$18.40	($6.14)	$12.26	8.6
2Q15		624	19.51	(5.28)	14.23	8.3
3Q15		547	19.73	(3.95)	15.78	8.0
4Q15		460	18.03	(3.83)	14.20	8.1

		2,209	$18.97	($4.89)	$14.08	8.2
Renewals
1Q15		1,931	$13.78	($0.03)	$13.75	5.5
2Q15		2,030	15.57	(0.01)	15.56	5.4
3Q15		2,184	14.86	(0.05)	14.81	5.2
4Q15		1,955	13.16	(0.34)	12.82	5.1

		8,100	$14.37	($0.10)	$14.27	5.3

(1)	New Leases GLA excludes development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			Owned GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	112	113	$37.9	3.5%	$26.5	3.5	4.2%	2.3	A+ /A2 / NR
2	Bed Bath & Beyond (2)	96	97	34.2	3.2%	24.3	2.8	3.3%	1.9	BBB+ /Baa1 / NR
3	PetSmart	100	101	31.6	2.9%	21.2	2.1	2.5%	1.4	B+ / NR / NR
4	Walmart (3)	27	73	25.7	2.4%	22.6	4.0	4.8%	3.6	AA / Aa2 / AA
5	Dick’s Sporting Goods (4)	41	42	24.7	2.3%	14.9	2.0	2.4%	1.2	NR
6	Ross Stores (5)	76	76	23.5	2.2%	14.8	2.2	2.6%	1.3	A- / A3 / NR
7	Best Buy	39	45	22.8	2.1%	15.6	1.5	1.8%	1.1	BB+ / Baa1 / BBB-
8	Kohl’s	33	49	22.3	2.1%	16.6	2.9	3.5%	2.2	BBB / Baa1 / BBB+
9	AMC Theatres	11	12	19.7	1.8%	14.5	0.9	1.1%	0.6	B+ / NR / NR
10	Michaels	67	69	19.3	1.8%	13.4	1.6	1.9%	1.1	B+ / Ba3 / NR
11	Gap (6)	67	67	16.6	1.5%	12.1	1.1	1.3%	0.7	BBB- / Baa2 / BBB-
12	Office Depot (7)	50	54	15.2	1.4%	10.8	1.1	1.3%	0.8	B- / B2 / NR
13	Publix	34	37	14.4	1.3%	3.5	1.6	1.9%	0.4	NR
14	Ulta	59	61	14.1	1.3%	9.8	0.6	0.7%	0.4	NR
15	Ascena (8)	109	109	12.3	1.1%	9.5	0.6	0.7%	0.5	BB / Ba2 / NR
16	Kroger (9)	27	32	11.9	1.1%	5.5	1.5	1.8%	0.7	BBB / Baa2 / BBB
17	Barnes & Noble	25	27	10.7	1.0%	7.7	0.6	0.7%	0.4	NR
18	Jo-Ann	34	34	10.6	1.0%	8.1	1.0	1.2%	0.7	B / B3 / NR
19	Staples	35	36	10.2	0.9%	6.2	0.7	0.8%	0.4	BBB- / Baa2 / BBB-
20	Toys “R” Us (10)	26	29	10.0	0.9%	9.1	1.1	1.3%	0.9	B- / B3 / CCC
21	DSW	28	29	9.5	0.9%	6.6	0.6	0.7%	0.4	NR
22	Lowe’s	11	30	9.4	0.9%	8.7	1.4	1.7%	1.3	A- / A3 / NR
23	Dollar Tree Stores	81	84	9.3	0.9%	6.3	0.8	1.0%	0.6	BB / Ba2 / NR
24	Regal Cinemas	10	11	9.1	0.8%	7.1	0.6	0.7%	0.5	B+ / B1 / B+
25	Royal Ahold (11)	10	10	9.1	0.8%	3.0	0.6	0.7%	0.2	BBB / Baa2 / BBB
26	Cinemark	10	10	8.9	0.8%	7.1	0.6	0.7%	0.5	BB / NR / NR
27	Petco	34	36	8.8	0.8%	6.3	0.5	0.6%	0.3	B / B3 / NR
28	Home Depot	11	41	8.8	0.8%	7.3	1.3	1.6%	0.9	A / A2 / A
29	Nordstrom Rack	12	13	8.1	0.7%	6.2	0.4	0.5%	0.3	A- / Baa1 / BBB+
30	Sports Authority	15	16	8.1	0.7%	8.1	0.6	0.7%	0.6	NR / Caa3 / NR
31	Party City	41	41	8.0	0.7%	5.8	0.5	0.6%	0.4	NR
32	Hobby Lobby	19	21	8.0	0.7%	4.5	1.0	1.2%	0.6	NR
33	LA Fitness	12	13	7.9	0.7%	5.7	0.5	0.6%	0.4	NR
34	Pier 1 Imports	34	38	7.6	0.7%	5.6	0.4	0.5%	0.2	B+ / NR / NR
35	Five Below	54	54	7.5	0.7%	5.5	0.5	0.6%	0.3	NR
36	Burlington	12	12	6.5	0.6%	5.0	0.9	1.1%	0.7	BB- / NR / NR
37	Whole Foods	6	6	6.3	0.6%	4.7	0.3	0.4%	0.2	BBB- / Baa3 / NR
38	hhgregg	18	19	6.3	0.6%	4.4	0.6	0.7%	0.4	NR
39	AT&T	68	69	6.1	0.6%	4.7	0.2	0.2%	0.1	BBB+ / Baa1 / A-
40	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.6%	0.3	NR
41	Panera	41	42	5.5	0.5%	3.7	0.2	0.2%	0.1	NR
42	Famous Footwear	38	38	5.4	0.5%	4.3	0.3	0.4%	0.2	BB / Ba3 / NR
43	BJ’s Wholesale Club	5	6	5.4	0.5%	4.1	0.5	0.6%	0.4	B- / B3 / NR
44	Mattress Firm	44	45	5.3	0.5%	3.8	0.2	0.2%	0.1	B+ / NR / NR
45	Stein Mart	17	17	5.1	0.5%	3.0	0.6	0.7%	0.3	NR
46	Gamestop	101	101	4.9	0.5%	3.7	0.2	0.2%	0.1	BB+ / Ba1 / NR
47	Shoe Carnival	31	31	4.9	0.5%	3.1	0.3	0.4%	0.2	NR
48	Beall’s	18	18	4.7	0.4%	1.9	0.7	0.8%	0.3	NR
49	24 Hour Fitness	6	6	4.6	0.4%	2.1	0.2	0.2%	0.1	B / NR / NR
50	Men’s Wearhouse	32	32	4.5	0.4%	3.3	0.2	0.2%	0.1	B / Ba3 / NR

	Top 50 Total	1,893	2,059	$597.3	55.1%	$415.6	49.6	59.3%	33.7
	Total Portfolio			$1,083.4	100.0%	$757.7	83.6	100.0%	57.6

(1)	T.J. Maxx (48) / Marshalls (44) / HomeGoods (19) / Sierra Trading (1)
(2)	Bed Bath (59) / World Market (22) / buybuy Baby (12) / CTS (3)
(3)	Walmart (22) / Sam’s Club (3) / Neighborhood Market (2)
(4)	Dick’s Sporting Goods (39) / Golf Galaxy (1) / Field & Stream (1)
(5)	Ross Dress for Less (73) / dd’s Discounts (3)
(6)	Gap (7) / Old Navy (57) / Banana Republic (3)

(7)	Office Depot (20) / OfficeMax (30)
(8)	Ann Taylor (3) / Catherine’s (8) / Dress Barn (30) / Justice (25) / Lane Bryant (27) / Maurice’s (16)
(9)	Kroger (17) / Harris Teeter (7) / King Soopers (1) / Pick’n Save (2)
(10)	Toys “R” Us (7) / Babies “R” Us (14) / Toys-Babies Combo (5)
(11)	Stop & Shop (5) / Martin’s (3) / Others (2)

DDR Corp.

Top 50 Assets by ABR at DDR Share

$, GLA in thousands

				DDR	Base Rent		Total GLA
	Asset	Location	MSA	Own %	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Shoppers World	Framingham, MA	Boston	100%	$17,483	2.3%	783	0.9%
2	Plaza del Sol	Bayamon, PR	San Juan	100%	16,771	2.2%	724	0.8%
3	Winter Garden Village	Winter Garden, FL	Orlando	100%	13,929	1.8%	1,127	1.3%
4	Plaza Rio Hondo	Bayamon, PR	San Juan	100%	13,531	1.8%	555	0.6%
5	Plaza del Norte	Hatillo, PR	San Juan	100%	12,360	1.6%	699	0.8%
6	Wrangleboro Consumer Square	Mays Landing, NJ	Atlantic City	100%	10,425	1.4%	842	0.9%
7	Riverdale Village	Coon Rapids, MN	Minneapolis	100%	10,376	1.4%	969	1.1%
8	Ahwatukee Foothills	Phoenix, AZ	Phoenix	100%	10,068	1.3%	694	0.8%
9	Nassau Park Pavilion	Princeton, NJ	Trenton	100%	9,608	1.3%	1,106	1.2%
10	Tucson Spectrum	Tucson, AZ	Tucson	100%	9,553	1.3%	969	1.1%
11	Hamilton Marketplace	Hamilton, NJ	Trenton	100%	9,427	1.2%	960	1.1%
12	Woodfield Village Green	Schaumburg, IL	Chicago	100%	9,164	1.2%	692	0.8%
13	Carolina Pavilion	Charlotte, NC	Charlotte	100%	8,603	1.1%	867	1.0%
14	Plaza Escorial	Carolina, PR	San Juan	100%	8,517	1.1%	636	0.7%
15	The Shops at Midtown Miami	Miami, FL	Miami	100%	8,419	1.1%	467	0.5%
16	Great Northern Plaza	North Olmsted, OH	Cleveland	100%	8,260	1.1%	669	0.7%
17	Plaza Palma Real	Humacao, PR	San Juan	100%	7,961	1.1%	449	0.5%
18	Polaris Towne Center	Columbus, OH	Columbus	100%	7,447	1.0%	725	0.8%
19	Centennial Promenade	Centennial, CO	Denver	100%	7,091	0.9%	827	0.9%
20	Connecticut Commons	Plainville, CT	Hartford	100%	6,997	0.9%	562	0.6%
21	Peach Street Marketplace	Erie, PA	Erie	100%	6,976	0.9%	995	1.1%
22	Paseo Colorado (1)	Pasadena, CA	Los Angeles	100%	6,560	0.9%	540	0.6%
23	Easton Market	Columbus, OH	Columbus	100%	6,517	0.9%	552	0.6%
24	Crossroads Center	Gulfport, MS	Gulfport	100%	6,273	0.8%	555	0.6%
25	Hamilton Commons	Mays Landing, NJ	Atlantic City	100%	6,234	0.8%	397	0.4%
26	Belden Park Crossings	North Canton, OH	Cleveland	100%	6,065	0.8%	596	0.7%
27	Falcon Ridge Town Center	Fontana, CA	Los Angeles	100%	6,011	0.8%	447	0.5%
28	Silver Springs Square	Mechanicsburg, PA	Harrisburg	100%	5,921	0.8%	569	0.6%
29	Aspen Grove	Littleton, CO	Denver	100%	5,863	0.8%	272	0.3%
30	Ridge at Creekside	Roseville, CA	Sacramento	100%	5,741	0.8%	289	0.3%
31	The Maxwell	Chicago, IL	Chicago	100%	5,683	0.8%	240	0.3%
32	Cotswold Village	Charlotte, NC	Charlotte	100%	5,615	0.7%	261	0.3%
33	Sycamore Crossing & Sycamore Plaza	Cincinnati, OH	Cincinnati	100%	5,581	0.7%	458	0.5%
34	The Fountains	Plantation, FL	Miami	100%	5,560	0.7%	489	0.5%
35	Big Flats Consumer Square	Big Flats, NY	Elmira	100%	5,521	0.7%	577	0.6%
36	Perimeter Pointe	Atlanta, GA	Atlanta	100%	5,501	0.7%	352	0.4%
37	Merriam Village	Merriam, KS	Kansas City	100%	5,484	0.7%	921	1.0%
38	Bandera Pointe	San Antonio, TX	San Antonio	100%	5,421	0.7%	838	0.9%
39	Meridian Crossroads	Meridian, ID	Boise	100%	5,357	0.7%	732	0.8%
40	Independence Commons	Independence, MO	Kansas City	100%	5,332	0.7%	403	0.5%
41	Mohawk Commons	Niskayuna, NY	Albany	100%	5,207	0.7%	530	0.6%
42	Homestead Pavilion	Homestead, FL	Miami	100%	5,135	0.7%	397	0.4%
43	Beaver Creek Crossings	Apex, NC	Raleigh	100%	5,120	0.7%	321	0.4%
44	Deer Park Town Center	Deer Park, IL	Chicago	50%	4,989	0.7%	202	0.2%
45	The Promenade at Brentwood	Brentwood, MO	St. Louis	100%	4,987	0.7%	338	0.4%
46	Arrowhead Crossing	Phoenix, AZ	Phoenix	100%	4,973	0.7%	407	0.5%
47	Willowbrook Plaza	Houston, TX	Houston	100%	4,952	0.7%	393	0.4%
48	Fairfax Towne Center	Fairfax, VA	Balt-Wash DC	100%	4,937	0.7%	253	0.3%
49	Gateway Center	Everett, MA	Boston	100%	4,916	0.6%	640	0.7%
50	Chapel Hills	Colorado Springs, CO	Colorado Springs	100%	4,803	0.6%	526	0.6%

	Top 50 Total				$373,225	49.3%	29,812	33.3%
	Total Portfolio				$757,658	100.0%	89,487	100.0%

(1)	Asset sold 1/22/16.

DDR Corp.

Transactions

$ in millions, GLA in thousands

			Total
		DDR	Owned	At 100%		At DDR Share
		Own %	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
03/15	Los Angeles, CA	100%	208	$49.2	$0.0	$49.2	$0.0	Kohl’s, Michaels, PetSmart
04/15	Wilmington, NC (outparcel)	100%	6	3.3	0.0	3.3	0.0	-
04/15	Orlando, FL	100%	186	33.3	0.0	33.3	0.0	Bed Bath & Beyond, T.J. Maxx, Ross
06/15	Houston, TX	100%	385	74.3	0.0	74.3	0.0	AMC Theatres, Bed Bath & Beyond
11/15	Columbus, OH (outparcel)	100%	6	3.1	0.0	3.1	0.0	-
11/15	Hamilton, NJ (outparcel)	100%	0	0.9	0.0	0.9	0.0	-
12/15	Orlando, FL	100%	411	67.1	0.0	67.1	0.0	Dick’s Sporting Goods, Total Wine & More
12/15	Portfolio of 6 assets with Blackstone	5%	1,262	332.7	0.0	95.1	0.0

	Total Year to Date		2,464	$563.9	$0.0	$326.3	$0.0

Dispositions
01/15	Morgantown, WV	100%	122	13.9	0.0	13.9	0.0	Michaels, Shop ‘N Save
02/15	Camden, SC	100%	179	11.4	0.0	11.4	0.0	Belk
03/15	Charlotte, NC	100%	70	11.8	0.0	11.8	0.0	Bi-Lo
03/15	Bedford, IN	100%	223	6.8	0.0	6.8	0.0	Goody’s, JCPenney
03/15	Ashtabula, OH	100%	58	0.6	0.0	0.6	0.0	-
03/15	Fayetteville, NC	100%	226	26.2	0.0	26.2	0.0	Bed Bath & Beyond, T.J. Maxx
03/15	Northville, MI	5%	16	4.3	0.0	0.2	0.0	-
03/15	Apex, NC	100%	36	5.5	0.0	5.5	0.0	hhgregg
03/15	San Diego, CA	100%	80	18.2	0.0	18.2	0.0	Regal
03/15	Frisco, TX	100%	108	9.0	0.0	9.0	0.0	Kohl’s
03/15	Phoenix, AZ	20%	851	106.0	64.6	21.2	12.9	Target, Walmart, Costco, JCPenney
03/15	Kirkland, WA	20%	291	36.0	27.5	7.2	5.5	24 Hour Fitness, My Home Furniture
03/15	SM Portfolio (16 assets)	20%	835	33.0	28.0	6.6	5.6	Various
03/15	Benton Harbor, MI	20%	280	21.0	18.1	4.2	3.6	Dunham’s, T.J. Maxx, PetSmart, Michaels
03/15	Orange County, CA	20%	741	99.0	73.0	19.8	14.6	Krikorian Premiere Theatres, T.J. Maxx
03/15	Bloomfield Hills, MI	20%	0	0.0	0.0	0.0	0.0	-

	1Q Total		4,116	$402.7	$211.2	$162.6	$42.2

04/15	Middletown, RI	100%	99	16.8	0.0	16.8	0.0	Barnes & Noble, Michaels, Sports Authority
04/15	Columbus, GA	100%	117	20.2	0.0	20.2	0.0	Michaels, PetSmart, The Fresh Market
05/15	Napa, CA	5%	76	26.9	20.0	1.4	1.0	Kohl’s
05/15	Clarence, NY	100%	93	9.3	0.0	9.3	0.0	Big Lots, Jo-Ann, OfficeMax
05/15	Homosassa, FL	5%	53	13.2	0.0	0.7	0.0	Publix
06/15	Macon, GA	100%	82	7.9	0.0	7.9	0.0	hhgregg, PetSmart
06/15	Cleveland, OH	5%	48	3.8	3.2	0.2	0.2	Toys “R” Us/Babies “R” Us
2Q	Non-operating asset sales		0	3.7	0.0	3.7	0.0	-

	2Q Total		568	$101.8	$23.2	$60.2	$1.2

07/15	Birmingham, AL	100%	120	20.5	0.0	20.5	0.0	Jo-Ann
07/15	New Hartford, NY	100%	111	9.4	0.0	9.4	0.0	Hannaford Brothers
07/15	McKinney, TX	100%	119	17.2	0.0	17.2	0.0	Kohl’s
07/15	Chillicothe, OH	100%	130	11.0	0.0	11.0	0.0	Lowe’s
07/15	BRE Portfolio (10 Assets)	5%	1,084	164.8	121.7	8.2	6.1	Various
08/15	Clearwater, FL	100%	134	17.8	0.0	17.8	0.0	Floor & Decor, LA Fitness
08/15	Apopka, FL	100%	146	8.6	0.0	8.6	0.0	Bealls
09/15	Sterling, VA	100%	102	17.6	0.0	17.6	0.0	Sports Authority, Staples
09/15	N. Charleston, SC	100%	350	32.0	0.0	32.0	0.0	A.C. Moore, Walmart
09/15	Greenville, SC	100%	11	1.0	0.0	1.0	0.0	-
3Q	Non-operating asset sales		0	1.8	0.0	1.8	0.0	-

	3Q Total		2,307	$301.7	$121.7	$145.1	$6.1
10/15	Des Peres, MO	100%	91	22.0	0.0	22.0	0.0	Aldi, T.J. Maxx
10/15	Racine, WI	20%	248	31.8	0.0	6.3	0.0	Festival Foods, Kohl’s
11/15	Johnson City, TN	100%	112	5.1	0.0	5.1	0.0	Kohl’s
11/15	Sunset Hills, MO	100%	454	90.4	0.0	90.4	0.0	Bed Bath & Beyond, Home Depot, Marshalls
12/15	Deerfield Beach, FL	15%	145	45.0	0.0	6.8	0.0	Office Depot, Publix
12/15	Overland Park, KS	100%	80	8.5	0.0	8.5	0.0	Babies “R” Us
12/15	Louisville, KY	100%	121	5.7	0.0	5.7	0.0	ValuMarket
12/15	Chattanooga, TN	100%	213	33.6	0.0	33.6	0.0	Best Buy, Hobby Lobby, The Fresh Market
12/15	Orland Park, IL	100%	150	20.0	0.0	20.0	0.0	Home Depot
4Q	Non-operating asset sales		0	12.9	0.0	12.9	0.0	-

	4Q Total		1,614	$275.0	$0.0	$211.3	$0.0

	Total Year to Date		8,605	$1,081.2	$356.1	$579.2	$49.5

DDR Corp.

Developments/Redevelopments

$ in millions, GLA in thousands

	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (a)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants
Consolidated Summary
Developments in Progress (b)		$202	$185	$17	$87	$98
Redevelopments - Major		124	65	59	54	11
Redevelopment Project Sold (c)		97	20	77	6	14
Redevelopments - Minor		172	82	90	57	25
Retenanting		33	17	16	14	3
CIP and Land (d)		N/A	84	0	0	84

		$628	$453	$259	$218	$235
Developments in Progress
Guilford Commons (New Haven, CT)	132	$67	$64	$3	$46	$18	4Q15	4Q16	Fresh Market, Michaels, Ulta, Bed Bath & Beyond, DSW
Lee Vista Promenade (Orlando, FL)	208	63	57	6	0	57	2Q16	2Q16	Epic Theater, Five Below, Petco, HomeGoods, Michaels, Ulta, Ross
Other Developments (b) (Primarily placed in service)		72	64	8	41	23	N/A	N/A	-

	340	$202	$185	$17	$87	$98
Redevelopments - Major
The Pike Outlets (Long Beach, CA)		$66	$47	$19	$43	$4	N/A	3Q16	Restoration Hardware, H&M, Forever 21, Nike, Gap Factory
Sycamore Crossing (Cincinnati, OH)		30	5	25	2	3	N/A	2Q17	Dick’s Sporting Goods, T.J. Maxx
Bermuda Square (Richmond, VA)		17	12	5	9	3	N/A	3Q17	Martin’s, Petco
Plaza del Sol (San Juan, PR)		11	1	10	0	1	N/A	2Q17	Dave & Busters

		$124	$65	$59	$54	$11

(a)	This balance is in addition to DDR’s pro rata share of joint venture CIP of $6 million.
(b)	Removed a completed project with a total net cost of $91 million; as a result, $19 million was placed in service during the fourth quarter.
(c)	The major redevelopment property in Pasadena, CA, was sold on 1/22/16.
(d)	This balance is in addition to owned land adjacent to existing centers that has an estimated value of $26 million.

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions

	Partner	DDR Own %	Operating Properties	Owned GLA	ABR	Gross Book Value	Debt (1)
BRE DDR Retail Holdings	Blackstone Real Estate Partners	5%(2)	62	11.3	$148.7	$1,784.8	$1,200.3

DDRTC Core Retail Fund	TIAA-CREF	15%	25	8.2	103.1	1,527.4	791.0

DDR Domestic Retail Fund I	Various	20%	55	7.6	85.7	1,302.1	897.8

DDR-SAU Retail Fund	State of Utah	20%	23	2.1	23.2	286.6	151.4

Other	Various	Various	3	1.0	18.5	191.2	118.4

Total			168	30.2	$379.2	$5,092.1	$3,158.9

(1)	Includes $11 million of unamortized debt issuance costs.
(2)	In addition to DDR’s 5% common equity, DDR has $388.4 million of Preferred Equity plus $6.8 million of accrued interest with an interest rate of 8.5%.

DDR Corp.

Joint Venture Income Statement

$ in millions

	At 100%		At DDR Share
	12M15	4Q15	4Q15
Revenues:
Minimum rents (1)	$392.7	$95.2	$14.2
Percentage rent	2.4	1.1	0.1
Recoveries	119.3	29.1	4.5
Other revenues	10.3	1.9	0.3

	524.7	127.3	19.1
Expenses:
Operating and maintenance	125.6	31.4	4.2
Real estate taxes	70.4	17.5	2.7

	196.0	48.9	6.9

Net operating income	328.7	78.4	12.2

Other income (expense):
Interest expense (2)	(140.7)	(33.0)	(5.5)
Depreciation and amortization	(207.8)	(49.6)	(6.1)
Impairment charges	(52.7)	(52.2)	(10.5)
Other expense, net	(7.2)	(6.0)	(0.3)

	(408.4)	(140.8)	(22.4)
Loss from continuing operations	(79.7)	(62.4)	(10.2)
Gain on disposition of real estate, net	17.2	21.4	3.4
Disproportionate share of income	0.0	0.0	0.1
Net loss attributable to unconsolidated joint ventures	(62.5)	(41.0)	(6.7)
Depreciation and amortization of real estate investments	207.8	49.6	6.1
Impairment of depreciable real estate	52.7	52.2	10.5
Gain on disposition of depreciable real estate, net	(17.2)	(21.4)	(3.4)

Funds From Operations:	$180.8	$39.4	$6.5

Net loss at DDR ownership interests	($5.3)	($6.7)	($6.7)
Basis differences	2.2	1.2	1.2

Equity in net loss of joint ventures	(3.1)	(5.5)	(5.5)
FFO at DDR’s ownership interests	$27.6	$6.5
Operating FFO at DDR’s ownership interests	$27.8	$6.7

(1) Straight-line rent, net	3.2	0.9	0.1
(2) Non-cash interest expense	(3.2)	(0.8)	0.0

DDR Corp.

Joint Venture Balance Sheet

$ in millions

	At 100%
	4Q15	4Q14
Land	$1,343.9	$1,439.8
Buildings	3,551.2	3,854.6
Fixtures and tenant improvements	191.6	200.7

	5,086.7	5,495.1
Less: Accumulated depreciation	(817.2)	(773.2)

	4,269.5	4,721.9
Land held for development and construction in progress	52.4	55.7

Real estate, net	4,321.9	4,777.6

Cash and restricted cash	58.9	100.8
Receivables, including straight-line rent, net	52.8	80.5
Other assets, net	318.5	376.5

	4,752.1	5,335.4

Mortgage debt	3,177.6	3,534.6
Notes and accrued interest payable to DDR	1.5	144.8
Other liabilities	219.8	277.0

	3,398.9	3,956.4
Redeemable preferred equity	395.2	305.3
Accumulated equity	958.0	1,073.7

	$4,752.1	$5,335.4

	At DDR Share
	4Q15	4Q14
Land	$181.8	$202.5
Buildings	491.7	555.5
Fixtures and tenant improvements	31.1	33.3

	704.6	791.3
Less: Accumulated depreciation	(152.0)	(150.2)

	552.6	641.1
Land held for development and construction in progress	5.6	5.8

Real estate, net	558.2	646.9

Cash and restricted cash	8.6	16.8
Receivables, including straight-line rent, net	8.2	15.4
Other assets, net (1)	21.6	25.4
Disproportionate share of equity (2)	0.6	(2.2)

	597.2	702.3

Mortgage debt (3) (4)	441.9	501.2
Notes and accrued interest payable to DDR	0.3	14.7
Other liabilities	19.4	29.2

	461.6	545.1
Accumulated equity	115.2	144.1
Disproportionate share of equity (2)	20.4	13.1

	$597.2	$702.3
(1) Intangible assets at DDR share	17.1	20.4
(2) Adjustments represent promoted equity and minority interests
(3) Fair market value of debt adjustment and unamortized loan costs, net at DDR share (ASC 820)	0.3	1.3
(4) Non-recourse mortgage debt with a zero basis at DDR share	0.0	17.4

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	December 31, 2015		December 31, 2014
Capital Structure	Amount	% of Total	Amount	% of Total
Common Shares Equity	$6,157.8	53%	$6,648.1	54%

Perpetual Preferred Stock	350.0	3%	350.0	3%

Unsecured Credit Facilities	210.0	2%	29.0	0%
Unsecured Term Loan	400.0	3%	350.0	3%
Unsecured Public Debt	3,166.3	27%	2,775.9	23%
Secured Term Loan	200.0	2%	400.0	3%
Fixed Rate Mortgage Debt	1,096.2	9%	1,560.9	13%
Variable Rate Mortgage Debt	78.0	1%	99.2	1%

	5,150.5	44%	5,215.0	43%

Total	$11,658.3	100%	$12,213.1	100%

Capital Structure Detail
Debt to Market Capitalization	44.2%		42.7%
Common Shares Outstanding	365.3		360.7
Operating Partnership Units	0.4		1.4
Market Value per Share	$16.84		$18.36
Accretion on Convertible Notes (excluded above)	$0.0		$10.0
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$441.9		$501.2

Credit Ratings			Covenants
	Debt Rating	Outlook		Covenant Threshold		Actual Covenant
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤	65%	49%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤	40%	12%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥	135%	199%
			Fixed Charge Coverage Ratio	≥	1.5x	2.3x

DDR Corp.

Debt/EBITDA

$ in millions

	4Q15	4Q14
Consolidated
Net income (loss) to DDR	$93.5	($10.7)
Impairments	0.0	11.1
Executive separation charges	0.3	5.4
Depreciation and amortization	102.6	106.7
Interest expense	59.2	61.0
Gain on sale and change in control of interests, net	0.0	(0.2)
Other (income) expense, net	0.6	1.8
Equity in net income of JVs	5.5	(0.7)
JV Impairments (at DDR share)	1.9	21.6
Income tax expense	0.3	0.7
EBITDA adjustments from discontinued operations	0.0	(19.6)
Gain on disposition of real estate, net	(89.4)	(0.4)
Adjustments for non-controlling interests	(0.3)	(1.3)
JV FFO (at DDR share)	6.5	5.8
Other JV adjustments (at DDR share)	0.2	0.9

EBITDA - current quarter	180.9	182.1
EBITDA - annualized	723.6	728.4

Consolidated debt	5,139.5	5,212.2
Partner share of consolidated debt	(9.9)	(9.9)
Loan costs, net	23.8	22.5
Face value adjustments	(12.8)	(19.7)
Cash and restricted cash	(32.2)	(31.5)

Net adjusted debt	$5,108.4	$5,173.6

Debt/EBITDA - Consolidated	7.06x	7.10x

Pro rata including JVs
EBITDA - current quarter	186.6	188.7
EBITDA - annualized	746.4	754.8

Consolidated net debt	5,108.4	5,173.6
JV debt (at DDR share)	442.2	502.5
Cash and restricted cash	(8.6)	(16.8)

Net adjusted debt	$5,542.0	$5,659.3

Debt/EBITDA - Pro rata	7.42x	7.50x

DDR Corp.

Debt Summary

$ in millions

		Consolidated				Unconsolidated
		Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities		$210.0	$210.0	1.43%
Unsecured Term Loan		400.0	400.0	1.53%
Unsecured Public Debt		3,166.3	3,166.3	5.24%
Secured Term Loan		200.0	200.0	1.78%
Fixed Rate Mortgage Loans		1,096.2	1,086.3	5.00%	$2,170.7	$356.2	5.35%
Variable Rate Mortgage Loans		78.0	78.0	1.84%	997.2	86.0	2.02%

Subtotal		5,150.5	5,140.6	4.56%	3,167.9	442.2	4.70%
Fair Market Value Adjustment		12.8	12.8		20.7	1.0
Unamortized Loan Costs, Net		(23.8)	(23.7)		(11.0)	(1.3)
Total		$5,139.5	$5,129.7	4.56%	$3,177.5	$441.9	4.70%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Cash Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2016	$30.9	$112.2	$240.0	$383.1	$383.1	7.86%	7.62%
2017	29.8	203.2	300.0	533.0	533.0	6.58%	5.85%
2018	22.7	328.4	382.2	733.3	733.3	4.23%	4.14%
2019	16.5	169.3	0.0	185.8	185.8	5.33%	5.24%
2020	7.3	280.2	910.0	1,197.5	1,197.5	3.80%	3.73%
2021	4.3	126.5	300.0	430.8	430.8	3.91%	3.82%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%
2025 and beyond	0.0	0.0	900.0	900.0	900.0	3.90%	3.90%
Unsecured debt discount			(5.9)	(5.9)	(5.9)

	$111.6	$1,262.6	$3,776.3	$5,150.5	$5,140.6	4.56%	4.43%

Unconsolidated Maturity Schedule (1)
2016	$10.1	$28.6	$0.0	$38.7	$1.4	5.84%	275.63%
2017	8.9	1,352.9	0.0	1,361.8	259.9	5.52%	5.51%
2018	4.9	157.6	0.0	162.5	21.0	4.60%	4.29%
2019	4.8	655.9	0.0	660.7	32.9	2.36%	2.31%
2020	5.0	421.2	0.0	426.3	61.0	2.25%	2.20%
2021	4.3	80.5	0.0	84.7	35.4	5.40%	5.40%
2022	2.7	244.1	0.0	246.8	12.3	4.39%	3.39%
2023	2.1	100.1	0.0	102.2	5.2	4.00%	4.21%
2024	0.5	83.7	0.0	84.2	13.1	4.33%	4.28%
2025 and beyond	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%

Total	$43.3	$3,124.6	$0.0	$3,167.9	$442.2	4.70%	4.63%

% of Total	Consolidated				Unconsolidated
Fixed	82.8%				68.5%
Variable	17.2%				31.5%
Recourse to DDR	78.0%				0.0%
Non-recourse to DDR	22.0%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Senior Debt
Unsecured Revolver ($750m)	$210.0	$210.0	06/20	L + 100
Unsecured Revolver ($50m)	0.0	0.0	06/20	L + 100
Secured Term Loan ($200m)	200.0	200.0	04/18	L + 135
Unsecured Term Loan ($400m)	400.0	400.0	04/20	L + 110
	$810.0	$810.0
Public Debt
Unsecured Notes	$240.0	$240.0	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	299.3	299.3	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.8	298.8	09/20	7.88%
Unsecured Notes	298.6	298.6	01/21	3.50%
Unsecured Notes	455.7	455.7	07/22	4.63%
Unsecured Notes	298.7	298.7	05/23	3.38%
Unsecured Notes	496.6	496.6	02/25	3.63%
Unsecured Notes	396.4	396.4	02/26	4.25%

	$3,166.3	$3,166.3
Mortgage Debt
Freedom Plaza, NY	$0.2	$0.2	09/16	7.85%
Sycamore Crossing, OH	62.6	62.6	12/16	5.81%
The Maxwell, IL	50.5	50.5	12/16	L + 160

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	2.2	2.2	08/17	6.00%
Connecticut Commons, CT	46.5	46.5	10/17	5.01%
Riverdale Village, MN	25.5	25.5	10/17	5.01%
Riverdale Village Perimeter, MN	32.0	32.0	10/17	5.01%
Lake Brandon Village, FL	9.2	9.2	10/17	5.01%
Shoppers World Brookfield, WI	5.7	5.7	10/17	5.01%
Marketplace of Brown Deer, WI	4.1	4.1	10/17	5.01%
Brown Deer Center, WI	7.8	7.8	10/17	5.01%
Thruway Plaza (Walmart), NY	1.1	1.1	10/17	6.78%

Tops Plaza, NY	4.6	4.6	01/18	7.05%
Falcon Ridge Town Center, CA	14.4	14.4	01/18	5.91%
Walmart Supercenter, SC	2.5	2.5	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	24.0	24.0	03/18	5.06%
Southland Crossings, OH	24.0	24.0	03/18	5.06%
The Promenade at Brentwood, MO	30.5	30.5	03/18	5.06%
DDR Headquarters, OH	27.5	27.5	03/18	L + 105
Mohawk Commons, NY	7.5	7.5	12/18	5.75%

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Lowe’s, TN	3.3	3.3	01/19	7.66%
Nassau Park Pavilion, NJ	56.1	56.1	02/19	3.40%
Bandera Pointe, TX	24.4	24.4	02/19	3.40%
Presidential Commons, GA	20.9	20.9	02/19	3.40%
Plaza Cayey, PR	20.6	20.6	06/19	7.59%
Plaza Fajardo, PR	24.8	24.8	06/19	7.59%
Plaza Isabela, PR	21.8	21.8	06/19	7.59%
Plaza Walmart, PR	11.6	11.6	06/19	7.59%
Mariner Square, FL	2.1	2.1	09/19	9.75%

Northland Square, IA	4.3	4.3	01/20	9.38%
Plaza Rio Hondo, PR	123.6	123.6	01/20	3.95%
Easton Marketplace, OH	49.4	49.4	01/20	3.95%
The Fountains, FL	45.0	45.0	01/20	3.95%
Perimeter Pointe, GA	42.6	42.6	01/20	3.95%
Polaris Towne Center, OH	43.0	43.0	04/20	6.76%

Chapel Hills West, CO	12.0	12.0	06/21	5.49%
West Valley Marketplace, PA	8.8	8.8	07/21	6.95%
Plaza Escorial, PR	72.3	72.3	07/21	3.59%
Wrangleboro Consumer Sq, NJ	59.3	59.3	10/21	5.41%
Chapel Hills East, CO	8.2	8.2	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	18.9	18.9	02/22	5.71%

	$1,174.2	$1,164.3
FMV adjustment - assumed debt	12.8	12.8
Unamortized Loan Costs, Net	(23.8)	(23.7)

Total	$1,163.2	$1,153.4

Rate Type
Fixed	$4,262.5	$4,252.6	5.1 years	5.18%
Variable	888.0	888.0	3.6 years	1.59%

	$5,150.5	$5,140.6	4.8 years	4.56%

Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Portfolio	$78.5	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR

(3)	Does not include discounts or premiums.

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.8	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.6	1.0	05/19	4.85%
November 2019 Loan Pool (32 assets)	636.5	31.8	11/19	L + 185
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,072.9	$53.6
BRE DDR Retail Holdings IV
Fountains of Miramar, FL	$24.0	$1.2	06/16	5.81%
The Hub, NY	16.1	0.8	01/17	7.53%
Ashbridge Square, PA	35.4	1.8	03/18	6.08%
Millenia Crossing, FL	23.0	1.1	01/23	4.25%
Concourse Village, FL	14.3	0.7	02/24	4.86%

	$112.7	$5.6
DDR Domestic Retail Fund I
52 Additional Assets	$883.5	$176.7	07/17	5.60%
Heather Island, FL	4.4	0.9	02/18	3.56%
Hilliard Rome, OH	11.7	2.3	02/18	3.56%

	$899.6	$179.9
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Pool 5 (10 assets) (3)	195.4	29.3	07/20	L + 150
Pool 3 (6 assets) (3)	165.3	24.8	07/20	L + 175
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$793.4	$119.0
DDR-SAU Retail Fund
DDR-SAU Retail Fund (14 assets)	$81.9	$16.4	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	69.5	13.9	04/18	4.65%

	$151.4	$30.3

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	19.0	4.8	10/20	5.25%
Sun Center Limited, OH	21.9	17.4	05/21	5.99%
RVIP IIIB, Deer Park, IL	70.0	18.0	09/21	4.84%

	$137.9	$53.7

Subtotal	$3,167.9	$442.2
FMV Adjustment - Assumed Debt	20.7	1.0
Unamortized Loan Costs, Net	(11.0)	(1.3)
Total	$3,177.6	$441.9

Rate Type
Fixed	$2,170.7	$356.2	2.5 years	5.35%
Variable	997.2	86.0	4.3 years	2.02%

	$3,167.9	$442.2	2.8 years	4.70%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swaps
Underlying Debt Hedged:
Mortgage Loan Camp Creek	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (10 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Boenning & Scattergood	Floris van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 229-7181
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981
Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212) 538-6889
	George Auerbach	george.auerbach@credit-suisse.com	(212) 538-8082
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street Advisors	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839
Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheet. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, major redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

ddr listed NYSE®

Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | **P**. 216.755.5500 | **F**. 216.755.1500 | www.ddr.com